UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2009
AMERICAN REPROGRAPHICS COMPANY
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-32407	20-1700361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1981 N. Broadway, Suite 385, Walnut Creek, California	94596

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 949-5100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On November 5, 2009, American Reprographics Company (the “Company”) issued a press release reporting its financial results for the third quarter of 2009. A copy of the press release is furnished as Exhibit 99.1.
The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.06.	Material Impairments.
The Company monitors the recovery of goodwill recorded in connection with acquisitions annually as of September 30 and on an interim basis if events or changes in circumstances indicate that the carrying amount may not be recoverable. On November 3, 2009, in connection with its annual goodwill impairment analysis under Accounting Standards Codification 350 (formerly Statement of Financial Accounting Standards No. 142), the Company determined that it will incur a goodwill impairment charge for the third quarter of fiscal year 2009 in the amount of $37.4 million. The Company concluded that, in the absence of the annual goodwill impairment analysis, there were sufficient indicators to require the Company to perform a goodwill impairment analysis as of September 30, 2009 based on a combination of factors, including the current economic recession and revised forecasted future earnings. The Company will not be required to make any current or future cash expenditures as a result of the impairment. The impairment charge will be reflected in the Company’s unaudited financial statements as of and for the third quarter ended September 30, 2009.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
On October 28, 2009, the Company granted a discretionary restricted stock bonus under the Company’s 2005 Stock Plan, as amended, to Dilantha Wijesuriya, the Company’s Senior Vice President — National Operations. The Company awarded Mr. Wijesuriya 30,000 shares of restricted common stock of the Company at a price per share of $6.11, which was the closing price of the Company’s common stock on the New York Stock Exchange on the date the restricted stock was awarded. Assuming Mr. Wijesuriya’s continued employment with the Company, the shares of restricted stock will vest 20% on each anniversary of the date of grant. The Company’s 2005 Stock Plan was filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1/A (Reg. No. 333-119788), as filed on January 13, 2005.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	American Reprographics Company Press Release, dated November 5, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2009	AMERICAN REPROGRAPHICS COMPANY
	By:	/s/ Kumarakulasingam Suriyakumar
Kumarakulasingam Suriyakumar
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	American Reprographics Company Press Release, dated November 5, 2009